Summary Prospectus
February 28, 2014
Madison NorthRoad International Fund
Share Class/Ticker: Class Y - NRIEX • Class R6 - NRRIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling 800.877.6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison NorthRoad International Fund seeks long-term capital appreciation by investing in non-U.S. companies.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class R6
Management Fees	0.80%	0.80%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses	0.35%	0.02%
Total Annual Fund Operating Expenses	1.15%	0.82%[1]
1Total annual fund operating expenses for the period ended October 31, 2013 do not match the financial statements due to rounding.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption		No Redemption
	Y	R6	Y	R6
1 Year	$117	$84	$117	$84
3 Years	365	262	365	262
5 Years	633	455	633	455
10 Years	1,398	1,014	1,398	1,014
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in the stock of foreign companies. For this purpose, a foreign company is one whose principal operations are located outside the U.S., or that is organized outside the U.S., whose securities are principally traded outside of the U.S., and/or whose securities are quoted or denominated in a foreign currency.  The fund may invest in these securities directly, or may invest through American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an ADR to avoid having to transact in a foreign currency). In addition to investing at least 80% of its net assets in the stock of foreign companies, the fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities.

The fund expects to have a relatively focused portfolio of between 25-50 holdings. This reflects the belief of NorthRoad Capital Management LLC, the fund’s subadviser (“NorthRoad”), that your money should be invested in NorthRoad’s top investment ideas, and that focusing on NorthRoad’s best investment ideas is the best way to achieve the fund’s investment objectives. The fund’s portfolio will typically have the following additional characteristics: (i) portfolio turnover that averages less than 20% per year, reflecting a general five-year time horizon, (ii) high tracking error (or low benchmark sensitivity), meaning that the fund will not normally change its portfolio composition to react to short-term changes in benchmark and similar indices (for this purpose, the benchmark used is the MSCI EAFE Index (net)), and (iii) a defensive pattern of returns, meaning that the fund will focus on securities that NorthRoad believes will participate in the growth of rising markets and protect shareholders during falling markets.
The investment criteria used by NorthRoad is driven by an approach to owning individual businesses that offer the best absolute trade-off between financial productivity and valuation. NorthRoad employs a value-oriented, bottom-up, fundamental approach to the international markets. This investment philosophy is rooted in the belief and observation that over the long term, equity prices reflect a company’s ability to generate returns on its invested capital. High quality companies which can sustain superior rates of return on equity will offer the best returns. This can be further enhanced by paying an attractive price own those businesses. In selecting equity securities for the fund’s portfolio, NorthRoad looks for companies with the following characteristics: (i) attractive valuations, particularly relative to the profitability and financial productivity of the company, (ii) above-average, sustainable rates of return on equity, and (iii) solid fundamentals (e.g., a strong balance sheet, the ability to generate free cash flow and transparent financial disclosure).
NorthRoad will sell a stock held by the fund if the managers believe its valuation relative to its sustainable return on equity becomes unfavorable, there is a deterioration of its long-term financial productivity, its balance sheet risk significantly increases or if a better investment opportunity exists.
The fund’s investment strategy reflects the “Participate and Protect®” investment philosophy embraced by NorthRoad as well as Madison Asset Management, LLC (“Madison”), the fund’s adviser.  The expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that the expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Mid Cap Risk. The fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	20.17%
Lowest:	3Q 2011	-17.36%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	Since Inception 12/31/2008	Since Inception 2/29/2012
Class Y Shares – Return Before Taxes	20.45%	14.50%	N/A
Return After Taxes on Distributions	19.24%	12.94%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	12.42%	12.07%	N/A
Class R6 Shares – Return Before Taxes	20.84%	N/A	14.83%
MSCI EAFE Index (net) (reflects no deduction for sales charges, account fees, expenses or taxes)	22.78%	N/A	15.06%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class Y shares. After-tax returns for Class R6 shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Madison has delegated the day-to-day responsibility of managing the fund to a subadviser – NorthRoad Capital Management LLC – an affiliate of Madison. Chuck Saunders, CFA (Principal of NorthRoad), Jim Shore, CFA (Principal of NorthRoad), and Ray Vars, CFA (Principal of NorthRoad), co-manage the fund. Each of Messrs. Saunders, Shore and Vars has served in this capacity since June 2011 (all serving prior to the date of this prospectus as co-managers of the NorthRoad International Fund, a series of the Madison Mosaic Equity Trust, which is the predecessor of the fund).
Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, may purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.